SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive  Additional  Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                    C2, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


     ----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                                    C2, Inc.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held April 27, 2000


          NOTICE IS HEREBY GIVEN, that the annual meeting of shareholders of C2, Inc., a Wisconsin corporation, will be held on Thursday, April 27, 2000, at 9:00 a.m., local time, at the Galleria Conference Room, Firstar Center, 777 East Wisconsin Avenue, Milwaukee, Wisconsin, for the following purposes:

     1. To elect five directors to hold office until the 2001 annual meeting of the shareholders and until their successors are duly elected and qualified.

     2. To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

          The Board of Directors has fixed the close of business on March 15, 2000, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement thereof.

          A proxy for the annual meeting and a proxy statement are enclosed.


                                         By Order of the Board of Directors
                                         C2, Inc.


                                         /s/ David E. Beckwith
                                         David E. Beckwith
                                         Secretary

March 22, 2000



YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE FILL IN, SIGN AND PROMPTLY MAIL BACK THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS. IF, FOR ANY REASON, YOU SUBSEQUENTLY CHANGE YOUR PLANS, YOU MAY, OF COURSE, REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS ACTUALLY VOTED.

                                    C2, Inc.
                         700 N. Water Street, Suite 1200
                           Milwaukee, Wisconsin 53202


                                 PROXY STATEMENT
                                       For
                         ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held April 27, 2000



          This proxy statement is being furnished to shareholders by the Board of Directors (the "Board") of C2, Inc. (the "Company") beginning on or about March 22, 2000, in connection with a solicitation of proxies by the Board for use at the annual meeting of shareholders to be held on Thursday, April 27, 2000, at 9:00 a.m., local time, at the Galleria Conference Room, Firstar Center, 777 East Wisconsin Avenue, Milwaukee, Wisconsin and all adjournments or postponements thereof (the "Annual Meeting") for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.

          Execution of a proxy given in response to this solicitation will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Presence at the Annual Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy. Any shareholder giving a proxy may revoke it at any time before it is exercised by giving notice thereof to the Company in writing or in open meeting.

          A proxy, in the enclosed form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein. The shares represented by executed but unmarked proxies will be voted FOR the five persons nominated for election as directors and on such other business or matters which may properly come before the Annual Meeting in accordance with the best judgment of the persons named as proxies in the enclosed form of proxy. Other than the election of directors, the Board has no knowledge of any matters to be presented for action by the shareholders at the Annual Meeting.

          Only holders of record of the Company's common stock, $1 par value per share (the "Common Stock"), at the close of business on March 15, 2000, are entitled to vote at the Annual Meeting. On that date, the Company had outstanding and entitled to vote 5,202,664 shares of Common Stock, each of which is entitled to one vote per share.

                              ELECTION OF DIRECTORS

          At the Annual Meeting, the shareholders will elect five directors, each to hold office until the 2001 annual meeting of shareholders and until his or her successor is duly elected and qualified. Set forth below are the Board's nominees to serve as directors of the Company. Unless shareholders otherwise specify, the shares represented by the proxies received will be voted in favor of the election as directors of the five persons named as nominees herein. The Board has no reason to believe that any of the listed nominees will be unable or unwilling to serve as a director if elected. However, in the event that any nominee should be unable to serve or for good cause will not serve, the shares represented by proxies received will be voted for another nominee selected by the Board.

          The following sets forth certain information, as of March 15, 2000, about the Board's nominees for election at the Annual Meeting. Except as otherwise noted, each nominee has engaged in the principal occupation or employment and has held the offices shown for more than the past five years.

          Nicholas F. Brady, 69, has been a director of the Company since March 1998. Mr. Brady has served as Chairman of the Board of Darby Advisors, Inc. since February 1993; Chairman of Darby Overseas Investments, Ltd. since February 1994; Chairman of Darby Emerging Markets Investments LDC since November 1994; Chairman of Darby Chile Fund, LLC and Darby Chile Holdings, Ltd. since February 1996; and as Secretary of the United States Department of Treasury from September 1988 until January 1993. Mr. Brady is also a director of Amerada Hess Corporation, H. J. Heinz Company and various Templeton Mutual Funds.

          William T. Donovan, 48, has been a director of the Company and has served as Chairman and Chief Financial Officer of the Company since December 1997. Mr. Donovan has been a principal of Lubar & Co. (venture capital and investments) located in Milwaukee, Wisconsin since 1980. Mr. Donovan is also a director of Grey Wolf, Inc.

          William H. Lacy, 55, has been a director of the Company since February 2000. Mr. Lacy served as Chairman and Chief Executive Officer of Mortgage Guaranty Insurance Corporation located in Milwaukee, Wisconsin from 1996 to 1999 and as its President from 1987 to 1996. Mr. Lacy also served as Chairman and Chief Executive Officer of MGIC Investment Corporation located in Milwaukee, Wisconsin (secondary mortgage market activities) from 1987 to 1999. Mr. Lacy is also a director of Johnson Controls, Inc.

          David J. Lubar, 45, has been a director of the Company since November 1997 and President of the Company since December 1997. Mr. Lubar has been a principal of Lubar & Co. (venture capital and investments) located in Milwaukee, Wisconsin since 1983.

          Sheldon B. Lubar, 70, has been a director of the Company since December 1997. Mr. Lubar is also the Chairman and a principal of Lubar & Co. (venture capital and investments) located in Milwaukee, Wisconsin. Mr. Lubar is also a director of Weatherford International, Inc., Firstar Corporation, Massachusetts Mutual Life Insurance Co., Jefferies Group, Inc., MGIC Investment Corporation and various private, industrial companies.

          Sheldon B. Lubar is the father of David J. Lubar and the father-in-law of Oyvind Solvang, Vice President of the Company.

          Directors will be elected by a majority of the votes cast at the Annual Meeting (assuming a quorum is present). An abstention from voting will be tabulated as a vote withheld on the election, and will be included in computing the number of shares present for purposes of determining the presence of a quorum, but will not be considered in determining whether each of the nominees has received a majority of the votes cast at the Annual Meeting. A broker or nominee holding shares registered in its name, or the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, has the discretion to vote the beneficial owner's shares with respect with to the election of directors.

THE BOARD RECOMMENDS THE FOREGOING NOMINEES FOR ELECTION AS DIRECTORS AND URGES EACH SHAREHOLDER TO VOTE "FOR" ALL NOMINEES. SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" ALL NOMINEES.


                               BOARD OF DIRECTORS

General

          The Board held three meetings in 1999. The Company has Audit, Compensation and Finance Committees of the Board. The Audit Committee consists of Albert O. Nicholas (Chairperson) and Messrs. Brady and S. Lubar. The principal functions performed by the Audit Committee, which met once in 1999, are to meet with the Company's independent public accountants before the annual audit to review procedures and the scope of the audit; to review the results of the audit; to review the financial control mechanisms used by the Company and the adequacy of the Company's accounting and financial controls; and to annually recommend to the Board a firm of independent public accountants to serve as the Company's auditors. The Audit Committee does not currently have a formal written charter, but intends to adopt one by June 14, 2000.

          The Compensation Committee consists of Messrs. Brady, Nicholas and S. Lubar. The principal functions of the Compensation Committee, which met once in 1999, are to administer the Company's deferred and incentive compensation plans; to annually evaluate salary grades and ranges; to establish guidelines concerning average compensation increases; and to specifically establish compensation (except for awards under the Company's equity incentive plans) of all officers, directors and subsidiary or division presidents.

          The Finance Committee consists of Messrs. Donovan, D. Lubar and S. Lubar. The principal function of the Finance Committee, which met once in 1999, is to review prospective acquisition candidates, the structure, financing and terms of prospective acquisitions and the financing arrangements of the Company and its subsidiaries.

          The Company does not have a nominating committee to consider persons recommended by shareholders to become nominees. Recommendations for consideration by the Company should be sent to the Secretary of the Company in writing together with appropriate biographical information concerning each proposed nominee.

Director Compensation

          Each of Messrs. Brady, Nicholas and S. Lubar received an option for 12,000 shares of Common Stock at a per share exercise price of $4.00 in March 1999, in accordance with the terms of the Company's 1998 Equity Incentive Plan (the "Incentive Plan"). On February 8, 2000, upon being named a director of the Company, Mr. Lacy received an option for 12,000 shares of Common Stock at a per share exercise price of $5.00 under the Incentive Plan. Under the terms of the Incentive Plan, the Company is authorized to grant to each person first elected as a non-employee director of the Company an option for 12,000 shares of Common Stock. Options granted to non-employee directors under the Incentive Plan have a per share exercise price equal to 100% of the market value of a share of Common Stock on the date of grant as determined by the Board of Directors and become exercisable ratably at 20% per year over a period of five years from the date of grant.


                             PRINCIPAL SHAREHOLDERS

          The following table sets forth certain information regarding the beneficial ownership of Common Stock as of March 5, 2000, by: (i) each director and nominee; (ii) each of the executive officers named in the Summary Compensation Table set forth below; (iii) all of the directors, nominees and executive officers (including the executive officers named in the Summary Compensation Table) as a group; and (iv) each person or other entity known by the Company to own beneficially more than 5% of the Common Stock. Except as otherwise indicated in the footnotes, each of the holders listed below has sole voting and investment power over the shares beneficially owned. The beneficial ownership set forth below is based on information provided to the Company by the beneficial owners.

                                      Number of Shares
      Name and Address               Beneficially Owned (1)     Percent of Class
---------------------------------    ----------------------     ----------------

Sheldon B. Lubar                         1,063,143 (2)               20.2%
700 N. Water Street
Suite 1200
Milwaukee, WI   53202

David J. Lubar                             939,164 (3)               17.8
700 N. Water Street
Suite 1200
Milwaukee, WI   53202

0yvind Solvang                             660,086 (4)               12.5
700 N. Water Street
Suite 1200
Milwaukee, WI   53202

                                      Number of Shares
      Name and Address               Beneficially Owned (1)     Percent of Class
---------------------------------    ----------------------     ----------------

Susan Lubar Solvang                       $660,086 (5)               12.5%
700 N. Water Street
Suite 1200
Milwaukee, WI   53202

Kristine Lubar MacDonald                   638,014 (6)               12.1
700 N. Water Street
Suite 1200
Milwaukee, WI   53202

Joan P. Lubar                              584,973 (7)               11.1
700 N. Water Street
Suite 1200
Milwaukee, WI  53202

Marianne S. Lubar                          423,927 (8)                8.1
700 N. Water Street
Suite 1200
Milwaukee, WI   53202

Albert O. Nicholas                         313,100                    6.0
700 N. Water Street
Suite 1010
Milwaukee, WI   53202

Nicholas F. Brady                          280,700                    5.3
1133 Connecticut Ave. NW,
Suite 200
Washington, DC  20036

William T. Donovan                         167,816 (9)                3.1
700 N. Water Street
Suite 1200
Milwaukee, WI   53202

William H. Lacy                                  0                     --
700 N. Water Street
Suite 1200
Milwaukee, WI   53202

All directors and executive officers     3,445,709                   65.5
as a group (7 persons).

(1) Includes shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of March 5, 2000.

(2) Shares reported by Sheldon Lubar include 182,000 shares held by various Lubar family minor children's trusts over which Sheldon Lubar may be deemed to share voting power and investment power as a trustee. Of these shares, 50,000 shares are also included as beneficially owned by David Lubar. Shares reported by Sheldon Lubar also include 415,615 shares held directly by Sheldon Lubar's wife and 8,312 shares held by the Lubar Family Foundation for which she may be deemed to have voting power and investment power as a director. The remaining 457,216 shares are held directly by Mr. Lubar or his retirement plans.

(3) Shares reported by David Lubar include 501,628 shares over which he may be deemed to share voting power and investment power as a trustee. David Lubar shares voting and investment power over 423,250 shares held by various
     Lubar family minor children's trusts. Of these shares, 50,000 are also included as beneficially owned by Sheldon Lubar and 78,378 represent shares for which David Lubar's wife shares voting and investment power. The remaining 437,536 shares are held by David Lubar directly.

(4) Shares reported by 0yvind Solvang include 50,000 shares over which he may be deemed to share voting power and investment power as trustee, 433,086 shares held directly by his wife (Susan L. Solvang), and 143,000 shares over which his wife may be deemed to share voting power and investment power as a trustee.

(5) Shares reported by Susan L. Solvang include 433,086 shares held by her directly, 42,000 shares held directly by her husband (0yvind Solvang), 143,000 shares for which she may be deemed to share voting power and investment power as a trustee, and 50,000 shares for which her husband may be deemed to share voting power and investment power as a trustee.

(6) Shares reported by Kristine L. MacDonald include 425,546 shares held by her directly and 213,368 shares for which she may be deemed to share voting power and investment power as a trustee.

(7) Shares reported by Joan P. Lubar include 441,973 shares held by her directly and 143,000 shares for which she may be deemed to share voting power and investment power as a trustee.

(8) Shares reported by Marianne S. Lubar include 415,615 shares held by her directly and 8,312 shares held by the Lubar Family Foundation for which she may be deemed to have voting power and investment power as a director.

(9) Shares reported by William T. Donovan include 20,000 shares held by a partnership in which Mr. Donovan is a general partner. Mr. Donovan disclaims beneficial interest in 15,935 of these shares.




              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                             EXECUTIVE COMPENSATION

Summary Compensation Information

          The following table sets forth certain information concerning the compensation earned last year by each of the Company's most highly compensated executive officers whose total cash compensation exceeded $100,000 in the fiscal year ended December 31, 1999. The persons named in the table are sometimes referred to herein as the "named executive officers."

                           Summary Compensation Table

                                                     Annual                     Long Term
                                                  Compensation                Compensation
                                          -----------------------------    --------------------

                                                                               Securities
           Name and                                                          Underlying Stock          All Other
      Principal Position          Year      Salary($)       Bonus($)            Options(#)           Compensation($)
      ------------------          ----      --------        -------            ----------           ---------------
William T. Donovan                1999      $155,000             $0              100,000               $2,320 (1)

David J. Lubar                    1999      $106,000             $0              100,000               $1,610 (1)

Oyvind Solvang                    1999      $106,000        $14,000               60,000               $1,760 (1)

(1)      The amount includes matching contributions made under the Company's 401(k) plan.


Stock Options

          The Company has in effect the Incentive Plan pursuant to which options to purchase Common Stock may be granted to officers and other key employees of the Company and its subsidiaries. The following table presents certain information as to grants of stock options made during fiscal 1999 to William T. Donovan, David J. Lubar and Oyvind Solvang. No other executive officer was granted options in fiscal 1999.

                               Option Grants in 1999 Fiscal Year
                                                                                     Potential Realizable Value at
                                                                                       Assumed Annual Rates of Stock
                                                                                            Price Appreciation
                                     Individual Grants                                      For Option Term (2)
                              -----------------------------------------------------         -------------------

                                           % of Total                                                      At 10%
                               Options      Options       Exercise                     At 5% Annual        Annual
                               Granted     Granted to       Price       Expiration        Growth           Growth
Name                           (#)(1)      Employees      ($/Share)        Date            Rate             Rate
----                           ------      ---------      ---------     ----------         ----             ----
William T. Donovan.......      100,000       38.5%         $4.00          3/4/09         $251,558         $637,497

David J. Lubar...........      100,000       38.5%         $4.00          3/4/09         $251,558         $637,497

Oyvind Solvang...........       60,000       23.0%         $4.00          3/4/09         $150,934         $382,498

------------

(1) The options reflected in the table were granted on March 4, 1999, and became or will become exercisable in 20% increments on March 4, 2000, 2001, 2002, 2003 and 2004.

(2) This presentation is intended to disclose the potential value which would accrue to the optionee if the option were exercised the day before it would expire and if the per share value had appreciated at the compounded annual rate indicated in each column. The assumed rates of appreciation of 5% and 10% are prescribed by the rules of the Securities and Exchange Commission regarding disclosure of executive compensation. The assumed annual rates of appreciation are not intended to forecast possible future appreciation, if any, with respect to the price of the Common Stock.

Report on Executive Compensation

          The Company's approach to compensating its executive officers is different from that of many public corporations. The Chairman of the Compensation Committee (Sheldon B. Lubar) makes his recommendations for salaries and bonuses to the Compensation Committee and those recommendations are generally approved by the Committee. To date, the factors considered by the Chairman have been the financial performance of the Company or the operating unit for which the executive has responsibility and the achievement of non-financial goals in the business plan or developed during the fiscal year. Financial performance is measured by actual operating cash flow and net income compared to the amounts included in the business plan developed prior to the beginning of the fiscal year, but any secular developments affecting performance which may have occurred during the fiscal year are considered. The Chairman has not given any specific weight to any one factor.

          Section 162(m) Limitation. The Company anticipates that all 2000 compensation to executives will be fully deductible under Section 162(m) of the Internal Revenue Code. Therefore, the Compensation Committee determined that a policy with respect to qualifying compensation paid to executive officers for deductibility is not necessary.

                                    C2, Inc.

                             COMPENSATION COMMITTEE

                                Sheldon B. Lubar
                                Nicholas F. Brady
                               Albert O. Nicholas

                             PERFORMANCE INFORMATION

          The following graph compares on a cumulative basis changes since March 5, 1999 (the date on which the Common Stock was first publicly traded) in (a) the total shareholder return on the Common Stock with (b) the total return on the NASDAQ Index and (c) the total return on the Russell 2000 Index. Due to the nature of the Company's business, no published industry or line-of-business index exists and, the Company does not believe it can reasonably identify a peer group for comparison. The changes have been measured by dividing (a) the sum of
(i) the amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between the price per share at the end of and the beginning of the measurement period, by (b) the price per share at the beginning of the measurement period. The graph assumes $100 was invested on March 5, 1999 in Common Stock, the NASDAQ Index and the Russell 2000 index.


                               [Performance Graph]



                           March 5,   June 30,    September 30,    December 31,
                            1999        1999          1999            1999
                         -------------------------------------------------------

         C2, Inc.           $100      $104.17      $  95.83        $  82.29
         Nasdaq              100       114.93        117.50          174.12
         Russell 2000        100       114.99        107.36          126.82

                              CERTAIN TRANSACTIONS

          The Lubar family, Lubar & Co. Incorporated, Venture Capital Fund, L.P., a fund managed by Lubar & Co., and William T. Donovan own 5.3%, 0.8%, 6.0% and 0.7%, respectively, of Emmpak Foods, Inc., a customer of Total Logistics Control, LLC, a 66.67% owned subsidiary of the Company. During the Company's 1999 fiscal year, Emmpak Foods, Inc. accounted for approximately $2.8 million in gross revenue for Total Logistics Control, LLC. David J. Lubar serves as a director of Emmpak Foods, Inc.

          Sheldon B. Lubar and David J. Lubar are officers and directors of Lubar & Co. Incorporated, and each own 50% of its capital stock. The Company's headquarters shares offices with Lubar & Co. Incorporated. The office building is owned by 700 North Water LLC, which is owned primarily by Sheldon B. Lubar, David J. Lubar and the Lubar family (90%) and William T. Donovan (5%). The Company pays its pro rata share of the rent, utilities and other expenses of these premises. These expenses are approximately $7,000 per month.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file reports concerning their ownership of Company equity securities with the Securities and Exchange Commission and the Company. Based solely upon information provided to the Company by individual directors and executive officers, the Company believes that during the fiscal year ended December 31, 1999, all its directors and executive officers complied with the Section 16(a) filing requirements, except that Form 5 filings required with respect to the receipt of options to purchase Common Stock by Sheldon B. Lubar, Nicholas F. Brady, Albert O. Nicholas, David
J. Lubar, William T. Donovan and 0yvind Solvang were not timely filed.


                                  MISCELLANEOUS

Independent Auditors

          Arthur Andersen LLP acted as the independent auditors for the Company in 1999 and it is anticipated that such firm will be similarly appointed to act in 2000. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire. Such representatives are also expected to be available to respond to appropriate questions.

Shareholder Proposals

          Proposals that shareholders of the Company intend to present at and have included in the Company's proxy statement for the 2001 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Rule 14a-8"), must be received by the Company by the close of business on November 20, 2000. Additionally, if the Company receives notice of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 (i.e., a proposal a shareholder intends to raise at the 2001 annual meeting of shareholders but does not intend to have included in the Company's proxy statement for such meeting) after February 5, 2001, the persons named in proxies solicited by the Board for the 2001 annual meeting of shareholders may exercise discretionary voting power with respect to such proposal.

Other Matters

          The cost of soliciting proxies will be borne by the Company. In addition to soliciting proxies by mail, proxies may be solicited personally and by telephone by certain officers and regular employees of the Company. The Company will reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold Common Stock.

                                        By Order of the Board of Directors
                                        C2, Inc.


                                        /s/ David E. Beckwith
                                        David E. Beckwith
                                        Secretary

March 22, 2000

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                                    C2, INC.
       Proxy for Annual Meeting of Shareholders to be held April 27, 2000

     The undersigned constitutes and appoints WILLIAM T. DONOVAN and DAVID E. BECKWITH, or either of them, the true and lawful proxies of the undersigned, with full power of substitution, to vote as designated below, all shares of C2, Inc. which the undersigned is entitled to vote at the annual meeting of shareholders of such corporation to be held at the Galleria Conference Room, Firstar Center, 777 East Wisconsin Avenue, Milwaukee, Wisconsin on April 27, 2000, at 9:00 A.M., Central Time, and at all adjournments or postponements thereof.

1. Election          [ ] FOR all nominees listed      [ ] WITHHOLD AUTHORITY
   of Directors          below (except as marked          to vote for all
                         to the contrary below)           nominees listed below

Nicholas F. Brady, William T. Donovan, David J. Lubar, Sheldon B. Lubar and William H. Lacy

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

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2.   In their  discretion  upon all such other  business  as may  properly  come before the meeting.

     THE UNDERSIGNED HEREBY REVOKES ANY OTHER PROXY HERETOFORE EXECUTED BY THE UNDERSIGNED FOR THE MEETING AND ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT.

                         (Please sign on the other side)
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PROXY NO.                (Continued from other side)               NO. OF SHARES

          The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder; but, if no direction is indicated, this proxy will be voted FOR Item 1.

                                   DATE:  ________________________________, 2000

                                   Signature ___________________________________

                                   Signature if held jointly ___________________

                                   Please sign exactly as your name appears on your stock certificate. Joint owners should each sign personally. A corporation should sign full corporate name by duly authorized officers and affix corporate seal. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

    PLEASE SIGN AND MAIL PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.
     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF C2, INC.
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